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                                                                  EXHIBIT 10-114

                            MICRON TECHNOLOGY, INC.
                      1997 NONSTATUTORY STOCK OPTION PLAN


  1.  Purposes of the Plan.  The purposes of this Plan are:
      --------------------

     . to attract and retain the best available personnel for positions of substantial responsibility,

     .   to provide additional incentive to Employees and Consultants, and

     .   to promote the success of the Company's business.

Nonstatutory stock options may be granted under the Plan.

  2.  Definitions.  As used herein, the following definitions shall apply:
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       (a) "Administrator"  means the Board or any of its Committees as shall be
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administering the Plan, in accordance with Section 4 of the Plan.

       (b) "Applicable Laws" means the legal requirements relating to the
            ---------------
administration of stock option plans and the issuance of stock and stock options under federal securities laws, Delaware corporate and securities laws, the Code, and the applicable laws of any foreign country or jurisdiction where options will be or are being granted under the Plan.

       (c) "Board" means the Board of Directors of the Company.
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       (d) "Change in Control" means the acquisition by any person or entity,
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directly, indirectly or beneficially, acting alone or in concert, of more than thirty-five percent (35%) of the Common Stock of the Company outstanding at any time.

       (e) "Code" means the Internal Revenue Code of 1986, as amended.
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       (f) "Committee" means a Committee appointed by the Board in accordance
            ---------
with Section 4 of the Plan.

       (g) "Common Stock" means the Common Stock of the Company.
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       (h) "Company" means Micron Technology, Inc., a Delaware corporation.
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       (i) "Consultant" means any person, including an advisor, engaged by the
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Company or a parent, subsidiary or affiliate to render services.  The term
"Consultant" shall not include any person who is also an Officer or Director of the Company.

       (j) "Continuous Status as an Employee or Consultant" means that the
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employment or consulting relationship with the Company, any parent, subsidiary, or affiliate, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company, (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor or (iii) change in status from either an Employee to a Consultant or a Consultant to an Employee. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company.

       (k) "Director" means a member of the Board.
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       (l) "Disability" means total and permanent disability as defined in
            ----------
Section 22(e)(3) of the Code.

       (m) "Employee" means any person, except Officers and Directors, employed
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by the Company or any parent, subsidiary or affiliate of the Company.

       (n) "Fair Market Value" means, as of any date, the average closing price
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for the Company's Common Stock (or the closing bid, if no sales were reported)
as quoted on any established stock exchange, including without limitation the New York Stock Exchange ("NYSE"), or a national market system (or the exchange with the greatest volume of trading in Common Stock) for the five business days preceding the day of determination, as reported in The Wall Street Journal or
                                                   -----------------------
such other source as the Administrator deems reliable.

       (o) "Notice of Grant" means a written notice evidencing certain terms and
            ---------------
conditions of an individual Option grant. The Notice of Grant is subject to the terms and conditions of the Option Agreement.

       (p) "Officer" means a person who is an officer of the Company within the
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meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

       (q) "Option" means a nonstatutory stock option granted pursuant to the
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Plan.  Such option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

       (r) "Option Agreement" means a written agreement between the Company and
            ----------------
an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

       (s) "Option Exchange Program" means a program whereby outstanding options
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are surrendered in exchange for options with a lower exercise price.

       (t) "Optioned Stock" means the Common Stock subject to an Option.
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       (u) "Optionee" means an Employee or Consultant who holds an outstanding
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Option.

       (v) "Plan" means this Nonstatutory Stock Option Plan.
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       (w) "Share" means a share of the Common Stock, as adjusted in accordance
            -----
with Section 12 of the Plan.

  3.  Stock Subject to the Plan.  Subject to the provisions of Section 12 of the
      -------------------------
Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 400,000. The Shares may be authorized, but unissued, or reacquired Common Stock.

       If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

  4.  Administration of the Plan.
      --------------------------

       (a) Procedure.  The Plan shall be administered by (A) the Board or (B) a
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committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.
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       (b) Powers of the Administrator.  Subject to the provisions of the Plan,
           ---------------------------
and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock;

              (ii) to select the Consultants and Employees to whom Options may be granted hereunder;

             (iii) to determine whether and to what extent Options are granted hereunder;

              (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

               (v) to approve forms of agreement for use under the Plan;

              (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

             (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

            (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

              (ix) to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (x) to modify or amend each Option (subject to Section 14(b) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

              (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

             (xii) to institute and Option Exchange Program;

            (xiii) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld; and

             (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

       (c) Effect of Administrator's Decision.  The Administrator's decisions,
           ----------------------------------
determinations, and interpretations shall be final and binding on all Optionees and any other holders of Options.

  5.  Eligibility.  Options may be granted to Employees and Consultants.
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

  6.  Limitations.  Neither the Plan nor any Option shall confer upon an
      -----------
Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

  7.  Term of Plan.  The Plan shall become effective upon its adoption by the
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Board.  It shall continue in effect until terminated under Section 14 of the
Plan.

  8.  Term of Option.  The term of each Option shall be stated in the Notice of
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Grant.

  9.  Option Exercise Price and Consideration.
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       (a) Exercise Price.  The per share exercise price for the Shares to be
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issued pursuant to exercise of an Option shall be determined by the
Administrator.

       (b) Waiting Period and Exercise Dates.  At the time an Option is granted,
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the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In doing so, the Administrator may specify that an Option may not be exercised until either the completion of a service period or the achievement of performance criteria with respect to the Company or the Optionee.

       (c) Form of Consideration.  The Administrator shall determine the
           ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

               (i)  cash;

              (ii)  check;

             (iii)  promissory note;

              (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

              (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

             (vii)  any combination of the foregoing methods of payment; or

            (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

  10.  Exercise of Option.
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       (a) Procedure for Exercise; Rights as a Shareholder.  Any Option granted
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thereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares, promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

          Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

       (b) Termination of Employment or Consulting Relationship.  Upon
           ----------------------------------------------------
termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it as the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for 30 days following the Optionee's termination of Continuous Status as an Employee or Consultant. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan.
If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

       (c) Disability of Optionee.  In the event that an Optionee's Continuous
           ----------------------
Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee does not exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

       (d) Death of Optionee.  In the event of the death of an Optionee, the
           -----------------
Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at any time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

       (e) Suspension.   Any Optionee who is also a participant in the
           ----------
Retirement at Micron ("RAM") Section 401(k) Plan and who requests and receives a hardship distribution from the RAM Plan, is prohibited from making, and must suspend, his or her employee elective contributions and employee contributions including, without limitation on the foregoing, the exercise of any Option granted from the date of receipt by that employee of the RAM hardship distribution.

  11.  Non-Transferability of Options.  Unless otherwise specified by the
       ------------------------------
Administrator in the Option Agreement, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

  12.  Adjustments Upon Changes in Capitalization, Dissolution, Merger, or Asset
       -------------------------------------------------------------------------
Sale.
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       (a) Changes in Capitalization.  Subject to any required action by the
           -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of issued shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

       (b) Dissolution or Liquidation.  In the event of the proposed dissolution
           --------------------------
or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned stock, including Shares as to which the Option would not otherwise be exercisable.

       (c) Merger or Asset Sale.  In the event of a merger of the Company with
           --------------------
or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option may be assumed or an equivalent option or right may be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the optioned stock. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

       (d) Change in Control.   In the event of a Change in Control, the
           -----------------
unexercised portion of the Option shall become immediately exercisable.

  13.  Date of Grant.  The date of grant of an Option shall be, for all
       -------------
purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

  14.  Amendment and Termination of the Plan.
       -------------------------------------

       (a) Amendment and Termination.  The Board may at any time amend, alter,
           -------------------------
suspend, or terminate the Plan.

       (b) Effect of Amendment or Termination.  No amendment, alteration,
           ----------------------------------
suspension, or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

  15.  Conditions Upon Issuance of Shares.
       ----------------------------------

       (a) Legal Compliance.  Shares shall not be issued pursuant to the
           ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all Applicable Laws and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

       (b) Investment Representations.  As a condition to the exercise of an
           --------------------------
Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

  16.  Liability of Company.  The inability of the Company to obtain authority
       --------------------
from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

  17.  Reservation of Shares.  The Company, during the term of this Plan, will
       ---------------------
at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.